Ohio National Variable Account D
The Ohio National Life Insurance Company
Retirement Advantage
Supplement dated December 1, 2009 to the Prospectus dated May 1, 2009
Effective December 1, 2009, the following are additional Available Funds under your contract:

Fund	Investment Adviser

ALPS Variable Insurance Trust (Class II) AVS Listed Private Equity Portfolio	(Red Rocks Capital LLC)

Federated Insurance Series (Service Shares) Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Fidelity® Variable Insurance Products Fund (Service Class 2) VIP Real Estate Portfolio	Fidelity Management & Research Company

Franklin Templeton Variable Insurance Products Trust Franklin Templeton VIP Founding Funds Allocation Fund (Class 4)	Franklin Templeton Services, LLC(1)

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)

PIMCO Variable Insurance Trust (Administrative Shares)
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC

(1)	Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.